UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 26, 2005
P.F. Chang’s China Bistro, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-25123	86-0815086

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7676 E. Pinnacle Peak Road, Scottsdale, Arizona	85255

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (480) 888-3000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information.
Item 2.02. Results of Operations and Financial Condition.
On October 26, 2005, P.F. Chang’s China Bistro, Inc. (the “Company”) issued a press release describing selected financial results of the Company for the quarter ended October 2, 2005. Also on October 26, 2005, the Company held its Q3 Earnings Conference Call. The press release and transcript of the Q3 Earnings Conference Call are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and, in addition to this Report on Form 8-K and pursuant to General Instruction B.2 of Form 8-K, are being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.
Section 5 — Corporate Governance and Management.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On October 26, 2005, the Company announced that Kristina K. Cashman intends to resign as the Company’s Chief Financial Officer and that the Company has commenced a search to identify a replacement Chief Financial Officer. Ms. Cashman also announced her intention to continue to serve as the Company’s Chief Financial Officer and to assist until such time as a replacement Chief Financial Officer has been fully integrated into the Company.
Section 9 — Financial Statements and Exhibits.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description
99.1	October 26, 2005 Press Release by P.F. Chang’s China Bistro, Inc.
99.2	Transcript of Earnings Conference Call held October 26, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P.F. Chang’s China Bistro, Inc.
Date: October 26, 2005	/s/ Kristina K. Cashman
Kristina K. Cashman
Chief Financial Officer

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